UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 14, 2003

Overture Services, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-26365 [Commission File Number]	95-4652060 (I.R.S. Employer Identification Number)

74 North Pasadena Avenue, 3rd Floor
Pasadena, California 91103
(Address of principal executive offices)

Telephone: (626) 685-5600
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 2.3
EXHIBIT 2.4
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

     On July 14, 2003, Overture Services, Inc. (NASDAQ: OVER) (“Overture”) announced that it had entered into a definitive agreement for Yahoo! Inc. (NASDAQ: YHOO) (“Yahoo”) to acquire Overture. Subject to the terms and conditions of an Agreement and Plan of Merger (the “Merger Agreement”) among Overture, Yahoo and July 2003 Merger Corp., a wholly-owned subsidiary of Yahoo, upon completion of the acquisition, Overture stockholders will receive 0.6108 of a share of Yahoo common stock and $4.75 cash for each share of Overture common stock and associated Overture preferred stock purchase right owned. Shares of Yahoo common stock will be issued with associated Yahoo preferred stock purchase rights. In addition, Yahoo will assume Overture’s outstanding stock options. The transaction is intended to qualify as a tax-free reorganization. A copy of the Merger Agreement is attached as Exhibit 2.1 hereto.

     The consummation of the transaction is subject to the approval of the stockholders of Overture, receipt of necessary approvals under United States and applicable foreign antitrust laws, effectiveness of a registration statement with the SEC and other customary closing conditions. Certain stockholders of Overture have agreed to vote approximately 5% of the outstanding stock of Overture in favor of the merger. A copy of the form of voting agreement for directors of Overture (other than Bill Gross) is attached as Exhibit 2.2 hereto. A copy of the voting agreement executed by Idealab and a copy of the voting agreement executed by Bill Gross are attached as Exhibit 2.3 and Exhibit 2.4 hereto, respectively.

     A copy of the joint press release of Overture and Yahoo announcing the transaction is attached as Exhibit 99.1 hereto.

     The foregoing description is not a description of all of the material terms of the transaction. You should read the documents that are attached as exhibits to this report, as well as the prospectus/proxy statement for Overture stockholders contained in the Registration Statement on Form S-4 filed by Yahoo when it becomes available, for a more complete understanding of the transaction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of July 14, 2003, by and among Yahoo! Inc., July 2003 Merger Corp. and Overture Services, Inc.

2.2	Form of Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and each of certain individual stockholders of Overture Services, Inc.

2.3	Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and Idealab.

2.4	Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and Bill Gross.

99.1	Joint press release issued by Yahoo! Inc. and Overture Services, Inc. entitled, “Yahoo! to Acquire Overture” dated July 14, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERTURE SERVICES, INC.

Date: July 16, 2003

	By:	/s/ Leonard R. Stein
Leonard R. Stein
Chief Legal Officer and
Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of July 14, 2003, by and among Yahoo! Inc., July 2003 Merger Corp. and Overture Services, Inc.

2.2	Form of Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and each of certain individual stockholders of Overture Services, Inc.

2.3	Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and Idealab.

2.4	Voting Agreement, dated as of July 14, 2003, by and between Yahoo! Inc., July 2003 Merger Corp. and Bill Gross.

99.1	Joint press release issued by Yahoo! Inc. and Overture Services, Inc. entitled, “Yahoo! to Acquire Overture” dated July 14, 2003.